Exhibit 32.2

CERTIFICATION OF PRINCIPAL
FINANCIAL OFFICER IN
ACCORDANCE WITH 18 U.S.C.
SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with the Annual Report of Wound Management Technologies, Inc. on Form 10-Q for the period ending September 30, 2017 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, J. Michael Carmena, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

November 16, 2017

/s/ J. Michael Carmena
J. Michael Carmena,
Chief Financial Officer